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                              Send this Agreement via postal mail or courier to:
                                                         Network Solutions, Inc.
NETWORK SOLUTIONS                                         505 Huntmar Park Drive
                                                               Herndon, VA 20170
                                                   Attn: Registrant Change Group
                                                                  (703) 742-4777
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                        Registrant Name Change Agreement
                             Version 3.0 -Transfers

General Information;

*Once this form is complete, verify the information, read it, sign it and date it
*An individual that has the apparent authority to legally bind the current Registrant must sign this form in the presence of a Notary Public. The Notary Public is required to notarize this form. For information about notarization, please refer to the RNCA FAQ.
*An individual that has the apparent authority to legally bind the new Registrant must also sign this form. Notarization is not required for the new Registrant's signature.
*Make a copy of the Agreement for your records, then send it to Network Solutions at the address shown above.
*Or, if this domain name is the subject of litigation or a trademark dispute, send this Agreement to the attention of the Business Affairs Office at the address shown above.

Domain Name              One per Registrant Name Change  Agreement
                         bingo.com

Transfer the             As  per   the   WHOIS   record   (URL  http:
registration for the     /www.networksolutions.com/cgi-bin/whois/whois)
domain  name  from       Bingo, Inc.

                         Enter the Registrant's Street  Address, City, State,
Current  Registrant's    Country and ZIP if applicable
Address:                 PO Box 1127, The Hansa Bank Building,
                         Landsome Road, The Valley, Anguilla, B.W.I.

Current Registrant's     Please enter the Registrant's  business type (e.g.,
type of Business         Corporation, etc.
                         Corporation

Transfer the             Enter the correct name of the new Registrant
registration for the     Bingo.com, Inc.
domain name to;

                         Enter the correct address of the new Registrant
New Registrant's Address 702-543 Granville Street, Vancouver, B.C., V6C IX8,
                         Canada

                         Enter the NIC tracking number from the new Registrant's
NIC Tracking Number      Domain Name Registration Agreement email submission
                         ("New Registrant's Application")
                         NIC-990526.d86a

Terms and
Conditions          The Current  Registrant  and the New  Registrant  enter into this  Registrant  Name  Change  Agreement  as  of  the  date executed by the final party hereto.  WHEREAS the  Registrant and  Network  Solutions,  Inc.  ("Network  Solutions")  have entered  into a  Domain  Name  Registration  Agreement  (the
                    "Agreement") for the registration of the second-level domain name  referenced  in the block above headed Domain Name (the
                    "Domain  Name");  WHEREAS  the  New  Registrant  desires  to register the Domain Name with Network  Solutions and to that end has transmitted by electronic mail to Network  Solutions
                    a  completed   Domain   Name   Registration   Agreement   as
                    application    ("New    Registrant's    Application')    for
                    registration of the Domain Name; WHEREFORE, in consideration
                    of  these   premises,   and  for  other  good  and  valuable
                    consideration   the   sufficiency   of   which   is   hereby
                    acknowledged,  the parties agree as follows:  1.Registrant's
                    Relinquishment  of the Domain Name:  The  Registrant  hereby
                    relinquishes   its  registration  of  the  Domain  Name  and
                    discharges  Network Solutions from all obligations under the
                    Agreement.  The Registrant  releases Network  Solutions from
                    all  claims,   liabilities  or  demands   arising  from  the
                    Agreement.  The Registrant  further  acknowledges and agrees that it is not  entitled to a refund of any fees it may have paid to Network Solutions. Nothing
                    contained in this Registrant Name Change  Agreement shall be construed as an assignment of the Registrant's  rights under the Agreement.  The  Registrant  hereby  authorizes  Network
                    Solutions to take all steps necessary to register the Domain
                    Name to the New Registrant,  including  without  limitation,
                    disassociating   the  Domain  Name  from  the  host  servers
                    designated by the Registrant without further notice.
                    2. New Registrant's Registration of the Domain Name: The New
                    Registrant acknowledges that it has reviewed and understands the terms,  conditions,  representations  and  warranties of
                    Network  Solutions'  Domain Name  Registration  Agreement in
                    effect as of the date of the New  Registrant's  Application.
                    The New  Registrant,  by signing and sending this Registrant
                    Name Change  Agreement  to Network  Solutions,  agrees to be bound by and to  perform  in  accordance  with the terms and
                    conditions  of  Network   Solutions'   current  Domain  Name
                    Registration  Agreement,  incorporated  herein by reference,
                    which  includes  Network   Solutions'  current  Domain  Name
                    Dispute Policy.  The New Registrant  specifically  agrees to pay Network Solutions a new registration fee upon receipt of
                    Network   Solutions'   invoice.   The  New  Registrant  also
                    reaffirms  the  accuracy  and  completeness  of  all  of the information  contained in the New Registrant's  Application.
                    To the extent the terms and conditions of Network Solutions'
                    current Domain Name Registration Agreement conflict With the
                    terms  and  conditions  of  this   Registrant   Name  Change
                    Agreement,  the terms and conditions of this Registrant Name
                    Change Agreement shall prevail.
                    3. Effective Date of the New Registrant's Registration of the Domain Name: The New Registrant's registration of the
                    Domain Name shall be effective upon Network Solutions' transmission of an acknowledgement to the New Registrant that the Domain Name has been Registered to the New
                    Registrant


Signature Block

Current Registrant must complete below:

Organization:
Bingo,  Inc.

Signature:

Name:

Title:

Active e-mail address:

Phone Number

Date:


New Registrant must complete below:

Organization:
Bingo.com,  Inc.


Signature:


Name:
Darren Little

Title:
President

Active e-mail address:
doc@stratfordinternet.com

Phone number:
04-609-7849

Date:

Notarization        A Notary Public or its foreign  equivalent  must certify the
                    Current Registrant's signature


County of:


State of:


The foregoing instrument was signed before me by


on this date.


Notary's name (printed):


Notary's signature:

Date of Notarization:


My commission expires: